                                                             EXHIBIT 23.1


                     Consent of Independent Public Accountants


As independent public accountants, we hereby consent to the incorporation of our reports, included in this Form 10-K, into Iron Mountain Incorporated's previously filed registration statements on Forms S-3 (File Nos. 333-91577, 333-72191 and 333-54030) and S-8 (File Nos. 333-43787, 333-69859 and
333-95901).

/s/ Arthur Andersen LLP


Boston, Massachusetts
March 23, 2001